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                                                                     EXHIBIT 4.1

                           SPECIMEN SHARE CERTIFICATE


                      [ELITE INFORMATION GROUP, INC. LOGO]


                          ELITE INFORMATION GROUP, INC.
              Incorporated under the Laws of the State of Delaware

      NUMBER                                                         SHARES

ELTE

     COMMON STOCK                                     CUSIP 28659M 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

   THIS CERTIFIES THAT




   is the owner of

   fully paid and non-assessable Shares, par value $.01 each, of the Common Stock of

ELITE INFORMATION GROUP, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Steven O. Todd         (CORPORATE SEAL)   /s/ Christopher K. Poole
    Steven O. Todd, Secretary                     Christopher K. Poole, Chairman
                                                  of the Board and
                                                  Chief Executive Officer

COUNTERSIGNED AND REGISTERED:

         EquiServe Trust Company, N.A.

         TRANSFER AGENT AND REGISTRAR

BY:

         AUTHORIZED SIGNATURE



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This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Elite Information Group, Inc. (formerly named Broadway & Seymour, Inc.) and EquiServe Trust Company, N.A., dated as of April 14, 1999, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Elite Information Group, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Elite Information Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights beneficially owned by or transferred to any Person who is or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and certain transferees thereof may become null and void and may no longer by transferable.


                          ELITE INFORMATION GROUP, INC.

The Corporation is authorized to issue shares of Preferred Stock, $.01 par value, in series, each such series having the powers, preferences, designations and relative participating, optional or other special rights as may be determined by the Board of Directors. The Corporation will furnish without charge to each stockholder who so requests a statement summarizing the rights of any Preferred Stock or series thereof outstanding from time to time.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common
         TEN ENT - as tenants by the entireties
         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -          Custodian
                            ----------          ----------
                              (Cust)              (Minor)
                            under Uniform Gifts to Minors
                            Act
                               --------------------------
                                        (State)

    Additional abbreviations may also be used though not in the above list.


For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________

                  ______________________________________________________________
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.